                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
  Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant X

Check the appropriate box:

X   Preliminary Proxy Statement

-- Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

-- Definitive Proxy Statement

-- Definitive Additional Materials

-- Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Health-Chem Corp.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                              Andy E. Yurowitz
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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

          X   No fee required

         -- Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5)  Total Fee Paid:

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          __ Fee Paid previously with preliminary materials.

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         __ Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

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         (2)  Form, schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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



                                ANDY E. YUROWITZ

                                 PROXY STATEMENT

                       IN OPPOSITION TO THE MANAGEMENT OF

                             HEALTH-CHEM CORPORATION

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 1999

Dear Fellow Stockholder of Health-Chem Corporation:

         This statement is furnished in connection with the solicitation by Andy
E. Yurowitz of proxies to be used at the Annual Meeting of Stockholders of Health-Chem Corporation (the "Company") to be held at 10:00 a.m. local time on December 1, 1999 at the Marriott Financial Center, 85 West Street, New York, New York and at any adjournments thereof (the "Meeting"). The proxies are being solicited to elect a state of directors proposed by Mr. Yurowitz. All stockholders of record at the close of business on October 29, 1999 are entitled to notice of and to vote at such Meeting. Proxy cards and Proxy Statements are expected to be mailed to stockholders on or about November 8, 1999. The stock transfer books will not be closed. The holders of a majority of the shares entitled to vote at the Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the Meeting.

         Any proxy, if received in time for voting and not revoked, will be voted at the Meeting in accordance with the directions of the stockholder. Any stockholder giving a proxy has the power to revoke it in person or by a writing delivered to Mr. Yurowitz, c/o Georgeson Shareholder Communications Inc., Wall Street Plaza, New York, New York 10005, at any time before it is exercised, by delivering a duly executed proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation.

         Mr. Yurowitz does not know of any matters which will be brought before the Meeting other than the election of directors. However, if any other matter properly comes before the Meeting, it is intended that the persons named in and acting under the enclosed form of proxy, or their substitutes, will vote on such matters in accordance with their best judgment.

         At the close of business on October 29, 1999, the Company had outstanding 7,665,018 shares of common stock. Each share has one vote. Unless the context otherwise indicates, the term "Company" refers to Health-Chem Corporation. The Company's principal executive offices are located at 460 Park Avenue, Suite 1300, New York, New York 10022.


                       NOMINEES FOR ELECTION AS DIRECTORS

         Mr. Yurowitz is proposing the following state of directors in opposition to incumbent management. Six (6) directors are to be elected at the Meeting to hold office until the next annual meeting of stockholders and until their successors have been elected and shall have qualified.

         The members of the Board of Directors are elected by a plurality of the shares present or represented at the Meeting, and voting on the election of directors.

         Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below, none of whom are members of the present Board of Directors. Each such nominee has consented to serve as a director if elected. If for any reason any of these nominees should fail to be a candidate, the proxies solicited by Mr. Yurowitz will be voted in favor of the remainder of those named and for substitute nominees selected by Mr. Yurowitz. There are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a nominee.

         The table below, including the notes thereto, sets forth each of Mr. Yurowitz's nominees for election as a director (based on information supplied by them) their name, age and principal occupation or employment during the past five years.

                         INFORMATION CONCERNING NOMINEES


Name and Business Address             Principal Occupation                                Age
-------------------------             --------------------                                ---
Andy E. Yurowitz (a)                  Vice President - Investments of Gruntal &           63
2125 Center Avenue                    Co., LLC, an investment banking company
Fort Lee, NJ 07024

Michael M. Goldberg, M.D.             Chairman of the Board and Chief Executive           40
765 Old Saw Mill River Road           office of Emisphere Technologies, Inc.
Tarrytown, NY 10591                   ("Emisphere"), a company engaged in the
                                      development of oral drug delivery systems
                                      for drugs currently requiring injection

Barry B. Kanarek, M.D., Ph.D. (b)     Senior Vice President Clinical Affairs and          54
765 Old Saw Mill River Road           Chief Medical Officer of Emisphere
Tarrytown, NY 10591

Wolf Prensky, Ph.D.                   Self-employed consultant, primarily in the          68
28-10 High Street                     field of HIV detection and testing
Fair Lawn, NJ 07410

Zachary Prensky (c)                   Principal of Zackfoot Investments LLC, an           26
372 Central Park West                 investment banking and venture capital firm
Suite 9S
New York, NY 10025

Jack I. Zwick                         Certified Public Accountant and principal of        63
3000 Southfield Town Center           Zwick & Solomon, P.L.L.C., a public
Suite 2300                            accounting firm
Southfield, MI 48075

(a) Mr. Yurowitz has been with Gruntal & Co., LLC since March 1998. Prior to that, he was a Senior Vice President for more than five years with Hampshire Securities, an investment banking firm.

(b) Dr. Kanarek has been with Emisphere since May 1998. Before that, he was Vice President, Medical Operations (the Americas) for ClinTrials Research Inc., a pharmaceutical research company, from January 1997 through April 1998. From September 1991 through January 1997 he was employed at Glaxo Wellcome Inc., a pharmaceutical company, first as Director, Antiemesis, Clinical Research, then as Vice President, Medical Operations Division (North America), next as Head of Medical Operations, Chief Medical Officer and finally as Vice President, Group Medical Operations Directorate, Division of U.S. Medical Affairs.

(c) Mr. Prensky has been with Zackfoot Investments, LLC since June 1997. Previously he was a principal and Chief Financial Officer of Ram Caterers of Flatbush, LLC, a catering firm, from September 1995 to May 1997. Before that he was a student. Mr. Prensky is the son of Wolf Prensky.

                              SECURITY OWNERSHIP OF
                             MR. YUROWITZ'S NOMINEES

                  The following table, including the notes, sets forth certain information regarding the ownership of the Company's Common Stock at October 29, 1999 by each nominee for director nominated by Mr. Yurowitz, along with all transactions in such Common Stock by persons in the past two years.


Name of Nominee                     Number of Shares       Percent of Class
---------------                     ----------------       ----------------
Andy E. Yurowitz (a)                         541,200            7.06%
Michael M. Goldberg, M.D.                       None              *
Barry B. Kanarek, M.D., Ph.D.                   None              *
Wolf Prensky (b)                                 500              *
Zachary Prensky (c)                              500              *
Jack I. Zwick (d)                                100              *



-----------
* Less than 1 %

(a) 400,000 shares of such Common Stock are held individually by Mr. Yurowitz, and 141,200 shares of Common Stock are held in a brokerage account owned jointly by Mr. Yurowitz and his wife, Helen Yurowitz. Of the shares held in such brokerage account, 151,100 shares are held in street name, and 100 shares are owned of record by Mr. Yurowitz and his wife as JTWROS. Such amount does not include 116,100 shares of Common Stock owned beneficially by Mr. Yurowitz's son, Alan J. Yurowitz, as to which Mr. Yurowitz disclaims beneficial ownership. Mr. Yurowitz's only transactions in the Company's Common Stock in the last two years are as follows: on July 30, 1998, Mr. Yurowitz sold 2,000 shares on the American Stock Exchange ("AMEX") at $1.75 per share; on October 15, 1998, Mr. Yurowitz purchased 20,000 shares on the AMEX at $.8125 per share on December 7, 1998 Mr. Yurowitz and his wife jointly purchased 16,200 shares in a private transaction at $.625 per share; and on March 30, 1999, Mr. Yurowitz and his wife jointly sold 10,000 shares on the AMEX at $.75 per share.

(b) Mr. Prensky purchased 500 shares of the Company's Common Stock on March 8, 1999 on the AMEX at $.75 per share. This was his only transaction in the Common Stock during the past two years.

(c) Mr. Prensky purchased 500 shares of the Company's Common Stock on March 8, 1999 on the AMEX at $.75 per share. This was his only transaction in the Common Stock during the past two years.

(d) Mr. Zwick purchased 100 shares of the Company's Common Stock on March 11, 1999 on the AMEX at $.75 per share. This was his only transaction in the Common Stock during the past two years.

                             SOLICITATION; EXPENSES

         Proxies may be solicited by Mr. Yurowitz or his nominees by mail, telephone, telegraph and personal solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the solicitation material of Mr. Yurowitz to their customers for whom they hold shares and Mr. Yurowitz will reimburse them for their reasonable out-of-pocket expenses.

         Mr. Yurowitz has retained Georgeson Shareholder Communications Inc. for assistance in the solicitation of proxies, for which it will be paid a fee of up to $25,000 and will be reimbursed for its reasonable expenses. Approximately 10 persons will be utilized by Georgeson Shareholder Communications Inc.

         Mr. Yurowitz estimates that total expenditures relating to the solicitation and related litigation will be as much as $100,000. Mr. Yurowitz will seek reimbursement from the Company for all expenses incurred in connection with the solicitation of proxies, but does not intend to seek stockholder approval for such reim bursement.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be considered by the Company for inclusion in the 2000 Annual Meeting of Stockholders proxy materials must be received by the Company not later than December 31, 1999.

                                  OTHER MATTERS

         While Mr. Yurowitz does not know of any matters which may be brought before the Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that shares represented by proxies will be voted in opposition to the Board of Directors on any question which may properly be submitted at the Meeting.


                                                               Andy E. Yurowitz

                                      PROXY

                          SOLICITED BY ANDY E. YUROWITZ


PROXY for Annual Meeting of Stockholders of Health-Chem Corporation to be held on December 1, 1999 at 10:00 A.M. local time at the Marriott Financial Center, 85 West Street, New York, New York.
                  The undersigned hereby appoint Andy E. Yurowitz, Paul Bookson, or any one of them, with full power of substitution, as proxies to vote at the annual meeting of stockholders (including adjournments) of HealthChem Corporation to be convened December 1, 1999.

               (1. FOR  / / the election as                    WITHHOLD / /
               (            directors of all                   AUTHORITY to
               (            nominees listed (except            vote for all
               (            any nominee whose name is          nominees
Mr. Yurowitz   (            written in by stock-               listed
recommends     (            holder)
a vote         (
FOR            (             Nominees: Andy E. Yurowitz, Michael M. Goldberg,
               (             Barry B. Kanarek, Wolf Prensky, Zachary
               (             Prensky, Jack I. Zwick
               (
               (     (INSTRUCTIONS:  To withhold authority to vote for
               (     any individual nominee, write that nominee's name
               (     in the space provided below.)
               (
               (             Nominees: _________________________________
               (
               (
               (2.   In their discretion, upon such matters as may
               (     properly come before the meeting.


                                    (O V E R)

                                      PROXY
                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED UPON THE RESOLUTIONS LISTED ON THE OTHER SIDE HEREOF IN ACCORDANCE WITH THE IN STRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS, AND OTHERWISE ACCORDING TO MR.
YUROWITZ'S RECOMMENDATIONS.

               This proxy is to be voted for each proposition unless a contrary vote is specified. It may be revoked at any time prior to its exercise in person or by a writing delivered to Mr. Yurowitz.

                                   Dated:              , 1999


                                   -------------------------------


                                   _______________________________ (L.S.)
                                   (Signature of Stockholder)


                                   When signing as attorney, executor,
                                   administrator, trustee, guardian or corporate officer, please give your full title as such.


                  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.



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